                                                                    Exhibit 99.1

 QUADRANGLE GP INVESTORS LP

 By:     Quadrangle GP Investors LLC, as its
         General Partner

 By:     /s/ Michael Huber, Managing Member          2/8/2006
         Name:                                       Date
         Title:

 QUADRANGLE CAPITAL PARTNERS LP

 By:     Quadrangle GP Investors LP, as its
         General Partner

 By:     Quadrangle GP Investors LLC, as its
         General Partner

 By:     /s/ Michael Huber, Managing Member          2/8/2006
         Name:                                       Date
         Title:

 QUADRANGLE CAPITAL PARTNERS-A LP

 By:     Quadrangle GP Investors LP, as its
         General Partner

 By:     Quadrangle GP Investors LLC, as its
         General Partner

 By:     /s/ Michael Huber, Managing Member          2/8/2006
         Name:                                       Date
         Title:

 QUADRANGLE SELECT PARTNERS LP

 By:     Quadrangle GP Investors LP, as its
         General Partner

 By:     Quadrangle GP Investors LLC, as its
         General Partner

 By:     /s/ Michael Huber, Managing Member          2/8/2006
         Name:                                       Date
         Title: